Exhibit 10.10

(English Translation)

Equity Transfer Agreement

Heilongjiang Shuaiyi New Energy Development Co., Ltd

Registered Address: No. 41, Hanguang Street, Nangang District, Harbin City, Heilongjiang Province, P.R.China.

Transferor: Lianyun Han (“Party A”)

ID Card: 230103195609050068

Address: Room 205, Unit 2, No 75, Wenjing Street, Nangang District, Harbin City, Heilongjiang Province, P.R.China.

Transferor: Lianxue Han (“Party B”)

ID Card: 230103195308233215

Address: No.18, Ashihe Street, Nangang District, Harbin City, Heilongjiang Province, P.R.China.

Transferor: Lianju Han (“Party C”)

ID Card: 23010319500906161X

Address: No.509, Tielu Street, Nangang District, Harbin City, Heilongjiang Province, P.R.China.

Transferor: Weihan Zhang (“Party D”)

ID Card: 230103198105020037

Address: Room 205, Unit 2, No 75, Wenjing Street, Nangang District, Harbin City, Heilongjiang Province, P.R.China.

Transferor: Yuehong Luan (“Party E”)

ID Card: 230103198105270626

Address: Room 1610, Building 1, No 59, Xidawang Street, Chaoyang District, Beijing, P.R.China.

Transferor: Chunming Zhang (“Party F”)

ID Card: 230502196901241312

Address:No.13, Tiedong Hutong, Jianshan District, Shuangyashan City, Heilongjiang Province, P.R.China.

Transferor: Xunjun Li (“Party G”)

ID Card: 230106581023321

Address: No. 4, Gonbin Road, Xiangfang District, Harbin City, Heilongjiang Province, P.R.China.

Transferor: Nana Jiang (“Party H”)

ID Card: 230902197705081223

Address: No. 70, Dacheng Street, Nangang District, Harbin City, Heilongjiang Province, P.R.China.

Transferor: Fengxi Lang (“Party I”)

ID Card: 230107196403211030

Address: Room 403, Unit 5, Building 2, No. 10-5, Leyuan Street, Dongli District, Harbin City, Heilongjiang Province, P.R.China.

Transferee: New Zealand WAYNE’S New Resources Development Co., Ltd. (“Party J”)

Address: New Zealand WAYNE’S New Resources Development Co., Ltd.

THIS EQUITY TRANSFER AGREEMENT (the "Agreement") is made by and among Heilongjiang Shuaiyi New Energy Development Co., Ltd, a P.R. China corporation (“Shuaiyi”), Party A, Party B, Party C, Party D, Party E, Party F, Party G, Party H, Party I (each, a "Transferor" and collectively, the "Transferors "), and New Zealand WAYNE’S New Resources Development Co., Ltd., a New Zealand corporation (the " Transferee "). Transferors have all the equity interests in Shuaiyi. The Transferors have agreed to transfer all of its equity interests in Shuaiyi to Party J, Transferors will receive their equity transfer prices pro rata in cash (US Dollar) separately.

The Transferee agrees to accept such shares according to terms and conditions of this Agreement (hereinafter "Share Transfer").

Article 1.

The parties hereto agree that the price of Share Transfer is equal to RMB 60,000,000 in US Dollar (hereinafter "Share Transfer Price"), the parties hereto agree that the Transferee shall pay to the Transferors within three (3) months after Shuaiyi obtains the business license of foreign-funded enterprise issued by Chinese government. Transferors agree to deliver to Transferee the valid capital contribution certificate within three (3) business days after Transferors have received the entire purchase price.

Article 2.

Party A agrees to transfer all its 68.3 percent (68.3%) share and interests in Shuaiyi to Party J, the Share Transfer Price is RMB40, 980,000.

Party B agrees to transfer all its 5 percent (5%) share and interests in Shuaiyi to Party J, the Share Transfer Price is RMB3, 000,000.

Party C agrees to transfer all its 5 percent (5%) share and interests in Shuaiyi to Party J, the Share Transfer Price is RMB3, 000,000.

Party D agrees to transfer all its 5 percent (5%) share and interests in Shuaiyi to Party J, the Share Transfer Price is RMB3, 000,000.

Party E agrees to transfer all its 4.66 percent (4.66%) share and interests in Shuaiyi to Party J, the Share Transfer Price is RMB2, 796,000.

Party F agrees to transfer all its 4 percent (4%) share and interests in Shuaiyi to Party J, the Share Transfer Price is RMB2, 400,000.

Party G agrees to transfer all its 3.17 percent (3.17%) share and interests in Shuaiyi to Party J, the Share Transfer Price is RMB1, 902,000.

Party H agrees to transfer all its 3.17 percent (3.17%) share and interests in Shuaiyi to Party J, the Share Transfer Price is RMB1, 902,000.

Party I agrees to transfer all its 1.7 percent (1.7%) share and interests in Shuaiyi to Party J, the Share Transfer Price is RMB1, 020,000.

Article 3.

The execution and delivery of this Agreement by the Transferors hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or Governmental Entity under any Laws; (b) will not violate any Laws applicable to the Shareholder and (c) will not violate or breach any contractual obligation to which the Shareholder is a party.

Article 4: About Company profit and loss.

1. As soon as possible after this Agreement becomes effective, the Transferee would be distributed all profits and borne all loses.

2. Before this Agreement becomes effective, the Transferors would bear all the risks, losses and interests listed in the Audit Report which is issued by the qualified Chinese auditors. As soon as possible after this Agreement becomes effective, all losses would be assumed by the Transferee, and then the Transferors should refund the Transferee.

Article 5.

Fault or failure in duties and obligations provided in this article be liable for any and all losses and damages caused to the other party.

Article 6.

If the Transferee fails to pay the entire purchase price, the delay charges of 1% of the sum payable shall be paid every expired day.

Article 7.

All disputes arising from the execution of this Agreement shall be settled by both parties through friendly consultations. In case not settlement to the disputes can be reached by both parties through friendly consolations, the disputes shall be settled through arbitration.

Article 8.

For the following, any party can terminate this agreement. When parties amend this Agreement, they shall report to Harbin notary office of such changes, which become effective only after approval by the latter.

a.

The failure of implementation due to special conditions and force majure;

b.

This Agreement should be changed if the objective conditions on which the agreement is based change so significantly that the original agreement cannot be fulfilled.

Article 9.

The parties hereto agree to bear their respective fees incurred for engagement of lawyers, accountants, appraisers, financial advisors and other professionals.

Article 10.

This Agreement shall become effective upon the signing of this agreement by the authorized representative of each party and certified by Harbin notary office.

Article 11.

This Agreement may be executed in twenty (20) counterparts with each party holding one, the remainder should be presented to the Government, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Heilongjiang Shuaiyi New Energy Development Co., Ltd

_________________________________

(Signature)

Transferors:

Lianyun Han

_________________________________

(Signature)

Lianxue Han

_________________________________

(Signature)

Lianju Han

_________________________________

(Signature)

Weihan Zhang

_________________________________

(Signature)

Yuehong Luan

_________________________________

(Signature)

Chunming Zhang

_________________________________

(Signature)

Xunjun Li

_________________________________

(Signature)

Nana Jiang

_________________________________

(Signature)

Fengxi Lang

_________________________________

(Signature)

Transferee:

New Zealand WAYNE’S New Resources Development Co., Ltd.

_________________________________

(Signature)

Signed at: Harbin City, Heilongjiang Province, P.R.China

July 28, 2008